UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	December 30, 2013
(December 30, 2013)

Exact Name of Registrant as Specified
Commission	in Charter, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
(505) 241-2700

001-06986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
(505) 241-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As has been previously reported, Public Service Company of New Mexico (“PNM”), a wholly owned subsidiary of PNM Resources, Inc., leases interests in Units 1 and 2 of the Palo Verde Nuclear Generating Station (“PVNGS”) under arrangements entered into in 1985 and 1986 that are accounted for as operating leases. There are currently eight separate lease agreements with eight different trusts whose beneficial owners are four different institutional investors.

The four leases relating to Unit 1 have been previously extended so that they will expire on January 15, 2023. Four leases which relate to interests in PVNGS Unit 2 (the “Unit 2 Leases”) will expire on January 15, 2016. Under the terms of each of the Unit 2 Leases, PNM has the option to renew the lease at a fixed rate set forth in the Unit 2 Lease for two years beyond the termination of the original lease term. The option period on one of the Unit 2 Leases may be further extended for up to an additional six years (the “Maximum Option Period”) if the appraised remaining useful life and fair value of the leased assets are greater than parameters set forth in that lease. If PNM elects to extend any of the Unit 2 Leases, it will have the option to purchase the leased assets at fair market value at the end of the extended lease term, but does not have a fixed price purchase option.

Each Unit 2 Lease provides that no later than three years prior to the expiration of the Unit 2 Lease, PNM must give notice to the lessor if it wishes to “retain” the leased assets (but without specifying whether it would purchase the leased assets or extend the lease) or “return” the leased assets to the lessor. Furthermore, each Unit 2 Lease provides that, if PNM gives notice to “retain” the leased assets, PNM must give notice as to which of the purchase or renewal options it will exercise no later than two years prior to the expiration of the Unit 2 Lease. The elections PNM makes under each of the Unit 2 Leases are independent of the elections made under the other Unit 2 Leases.

On January 9, 2013, in accordance with the notice provisions, PNM notified each of the lessors of the Unit 2 Leases that PNM will “retain” the assets leased under that Unit 2 Lease upon the expiration of the basic lease term on January 15, 2016. PNM is required to specify by notice to each of the lessors by January 15, 2014, which of the alternatives it will select, that is, whether on January 15, 2016 it will extend each Unit 2 Lease or purchase the leased assets.

On December 30, 2013, in accordance with the notice provisions, PNM notified the lessor of the Unit 2 Lease that is subject to the Maximum Option Period provision that PNM will exercise the renewal option for the Maximum Option Period. PNM has not yet provided notices with respect to the other Unit 2 Leases that are not subject to the Maximum Option Period provision.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
PUBLIC SERVICE COMPANY OF NEW MEXICO

(Registrants)

Date: December 30, 2013	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)